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                                                                   Exhibit 10.36

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          REGISTRATION RIGHTS AGREEMENT, dated as of May 14, 1999, among Cendant Intermediate Holdings, Inc., a Delaware corporation ("Intermediate"), and a wholly-owned subsidiary of Cendant Corporation, a Delaware corporation ("Cendant Corp." and together with Intermediate, the "Seller"), and Ticketmaster Online-City Search, Inc., a Delaware corporation (the "Company").

          WHEREAS, the Seller and the Company have entered into an Exchange Agreement, dated as of the date hereof (the "Exchange Agreement"), pursuant to which, among other things, the Company has agreed to provide registration rights to Intermediate with respect to the Class B Common Stock of the Company ("Common Stock") issued to Intermediate in connection with the Exchange Agreement, or any equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, in substitution of, or as a distribution on such Common Stock (the "Registrable Shares").

          NOW, THEREFORE, the parties hereby agree as follows:

      1.  Demand Registration; Shelf Registration.
          ---------------------------------------

          1.1  Request for Registration.  At any time following the date hereof,
               ------------------------
Intermediate may make a written request to the Company for registration of a minimum of 700,000 of the Registrable Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the securities or blue sky laws of any jurisdictions designated by Intermediate (the "Demand"). Each Demand shall specify the number of Registrable Shares proposed to be sold and shall also specify the intended method of disposition thereof. Promptly upon receiving the Demand and in accordance with the procedures set forth in Section 3 of this Agreement, the Company shall use its reasonable commercial efforts to effect the registration under the Securities Act of all Registrable Shares requested to be registered so as to permit the disposition thereof (in accordance with the methods described in the Demand). The registration of the Registrable Shares so effected by the Company pursuant to this Section is referred to herein as a "Demand Registration." Notwithstanding the foregoing, the Company

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shall not be required to (i) effect more than two Demand Registrations with respect to the Registrable Shares (ii) effect any registration in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration unless the Company is already subject to service in such jurisdiction or (iii) effect a Demand Registration pursuant to a request for such received by the Company until 60 days shall have elapsed following the effective date of a registration statement previously filed by the Company pursuant to this Section 1.1. In addition, if
(i) counsel to the Company (which counsel shall be experienced in securities law matters) has determined in good faith that the Company then is unable to comply with its disclosure obligations (because it would otherwise need to disclose material information which the Company has a bona fide business purpose for preserving as confidential) or Securities and Exchange Commission (the "Commission") requirements in connection with a registration statement and (ii) the Company shall have provided Intermediate notice of the determination contemplated by clause (i) above within 3 business days of such determination, then the Company shall not be required to file a registration statement pursuant to this Section 1.1 for a period expiring upon the earlier to occur of (x) the date on which such material information is disclosed to the public or ceases to be material or the Company is able to comply with its disclosure obligations and Commission requirements or (y) 60 days after counsel to the Company makes such good faith determination.

          1.2  Effective Registration.  A Demand Registration shall not be
               ----------------------
deemed to be effective unless the registration statement relating thereto has been declared effective by the Commission. Additionally, a Demand Registration shall not be deemed to have been effected if:

               (1) the registration statement relating thereto does not remain effective, current and usable by Intermediate until the earlier of (A) the 360th day following the date on which such registration statement became effective, subject to the last sentence of Section 3.1 herein and (B) the date on which all of the Registrable Shares requested in the Demand to be sold pursuant to such registration statement are sold;

               (2) after the registration statement relating thereto has become effective, such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason prior to the earlier of
     (A) the 360th day following the date on which

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     such registration statement became effective, subject to the last sentence of Section 3.1 herein and (B) the date on which all of the Registrable Shares requested in the Demand to be sold pursuant to such registration statement are sold; and

               (3) the conditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with such Demand Registration are not satisfied, unless the failure to satisfy such conditions to closing is due to some act or failure to act of Intermediate.

          1.3  Underwritten Offerings.
               ----------------------

               (1) If in any Demand, Intermediate proposes to dispose of the Registrable Shares in an underwritten offering, Intermediate shall notify the Company and the Company and Intermediate shall agree, with each party acting in good faith, to appoint the investment banking firm to act as the manager that will administer the offering. The Company will enter into an underwriting agreement with the underwriters for such offering (such agreement to be reasonably satisfactory to both the Company and Intermediate), which agreement will contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including without limitation, indemnities at least to the effect and to the extent provided in Section 5 hereof. The Company and Intermediate will cooperate with each other in good faith in the negotiation of the underwriting agreement; provided, however, that
                                                    --------  -------
     nothing contained herein shall diminish the foregoing obligations of the Company. Intermediate shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of Intermediate. Intermediate shall not be required to make any representations or warranties or agreements, other than representations regarding Intermediate, the Registrable Shares and Intermediate's intended method of distribution.

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               (2)   If the managing underwriter of an underwritten offering
     pursuant to Section 1.1 delivers a written statement to Intermediate that the total amount of securities requested to be included in such offering is sufficiently large so as materially and adversely to affect the distribution thereof, then the managing underwriter of such offering shall include in such offering: (i) first, all the Registrable Securities which Intermediate proposes to sell in such offering pursuant to the applicable Demand and (ii) second, to the extent of the amount which the Company is so advised can be sold in (or during the time of) such offering, shares being registered by the Company for its own account and/or by other holders of shares in such manner and amounts and by the Company or such other holders, as the Company may determine.

          1.4  Price Determination.  Intermediate shall have the sole right to
               -------------------
determine the offering price per share and underwriting discounts, if applicable, in connection with any resales of Registrable Securities pursuant to this Section 1, after consultation with the Company and due regard for the Company's views relating thereto.

          1.5  Shelf Registration.  The Company shall prepare and, as soon as
               ------------------
reasonably practicable after the date hereof, file with the Commission a registration statement (the "Shelf") for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) and permitting sales in ordinary course brokerage or dealer transactions not involving an underwritten offering, the initial filing to be made not more than 45 days after the date hereof. The registration of the Registrable Shares so effected by the Company pursuant to this Section is referred to herein as a "Shelf Registration". The Company shall keep the registration statement relating to the Shelf Registration effective pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) until such date as is the earlier of (i) the date on which all of the Registrable Shares have been sold, (ii) the date on which the Registrable Shares (in the opinion of counsel to the Seller) may be immediately sold without restriction (including without limitation as to volume) without registration under the Securities Act and (iii) 360 days following the date of effectiveness.

      2.  Piggy-back Registration.
          -----------------------

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          2.1  Request for Registration.  If at any time the Company proposes to
               ------------------------
register under the Securities Act an offering of Common Stock or any other class of its equity securities, then, as promptly as possible (but in no event later than twenty business days prior to the filing of the registration statement relating to such offering), the Company shall give to Intermediate a written notice describing in detail the proposed registration (including the intended method of distribution and the jurisdictions in which registration under the securities or blue sky laws is intended). Within fifteen business days after receipt of such notice, Intermediate shall notify the Company of the number of Registrable Shares, if any, that Intermediate wishes to have included in such registration statement. The Company will use its reasonable commercial efforts to effect the registration under the Securities Act of the number of Registrable Shares that Intermediate shall have requested, to the extent required to permit the disposition of such Registrable Shares upon the same terms (including the method of distribution), as any other Company equity securities to be included in such offering. The registration of the Registrable Shares so effected by the Company pursuant to this Section 2.1 is referred to herein as a "Piggy-back Registration."

          2.2  Underwritten Offerings.  If the securities proposed to be
               ----------------------
registered by the Company pursuant to Section 2.1 are to be disposed of in an underwritten public offering, the notice of the Company's intention to effect such registration shall designate the proposed managing underwriters of such offering (which shall be one or more underwriting firms of recognized national standing) and shall contain the Company's agreement to use its reasonable commercial efforts to arrange for such underwriters to include in such underwriting any Registrable Shares that Intermediate requests the Company to register pursuant to Section 2.1. Notwithstanding the foregoing, if the managing underwriter determines that marketing factors require limitations or the number of shares to be underwritten, the managing underwriter may limit (or exclude entirely) the Registrable Shares to be included in such registration. The Company shall advise Intermediate and any other holders distributing their securities through such underwriting of any such limitation, and the number of Registrable Shares and other securities that may be included in the registration and underwriting shall be allocated among Intermediate and such other holders in proportion as nearly as practicable to the respective amounts of securities proposed to be sold by each such person in the registration.

          2.3  Exceptions.  Notwithstanding the provisions of Section 2.1, the
               ----------
Company (i) shall not be required to give notice or effect a Piggy-back Registration if the Company's proposed registration is (a) a registration of an employee stock ownership, stock option, stock purchase or other employee incentive plan or arrange-

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ment adopted in the ordinary course of business on Form S-8 (or any successor form) or (b) a registration of securities on Form S-4 (or any successor or other appropriate form) proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation; or
(ii) may withdraw, without the consent of Intermediate, a registration statement that the Company had filed as contemplated by Section 2.1 and abandon the proposed offering in which Intermediate had requested to participate.

          2.4  Price Determination.  The Company shall have the sole right to
               -------------------
determine the offering price per share and underwriting discounts in connection with any resale by Intermediate of Registrable Shares pursuant to an underwritten offering in connection with a Piggy-back Registration, after consultation with Intermediate and due regard for Intermediate's view relating thereto.

          2.5  Effect of Piggy-back Registration.  Subject to compliance with
               ---------------------------------
the terms of Section 1.1, no Piggy-back Registration effected by the Company shall relieve the Company from its obligations to effect any Demand Registration or a Shelf Registration.

          2.6  Conversion of Other Securities.  If any holder of Registrable
               ------------------------------
Shares offers any options, rights, warrants or other securities issued by it or any other person that are offered with, convertible into or exercisable or exchangeable for any Registrable Shares, the Registrable Shares underlying such options, rights, warrants or other securities shall be eligible for registration pursuant to Section 1 hereof.

      3.  General Provisions.
          ------------------

          3.1  Registration Procedures.  If and whenever the Company is required
               -----------------------
to effect a Demand Registration, a Shelf Registration or a Piggy-back Registration, the Company shall:

               (1) (a) in the case of a Demand Registration or a Piggy-back Registration, promptly (but in no event, with respect to a Demand Registration only, later than 45 days following the delivery of the Demand) prepare and file with the Commission a registration statement on a form for which the Company then qualifies or which counsel for the Company shall deem appropriate with respect to such Registrable Shares (and which form shall be available for the sale of the Registrable Shares in accordance with the intended methods of

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     distribution thereof); (b) use its reasonable commercial efforts to cause such registration statement to become effective as soon as reasonably practicable following the delivery of the Demand or request for Piggy-back Registration, as the case may be, or the date of filing in the case a Shelf Registration; and (c) furnish to Intermediate prior to the filing of such registration statement copies of drafts and final conformed versions of such registration statement as is proposed to be filed;

               (2) (a) promptly prepare and file with the Commission such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the rules, regulations or instructions of the registration form utilized by the Company, the Securities Act and the rules and regulations thereunder with respect to the disposition of all Registrable Shares and other securities covered by such registration statement until such time as Intermediate shall have disposed of all such Registrable Shares in accordance with the intended methods of disposition or, in the case of a Shelf Registration, as provided in Section 1.5; provided, however,
                                                     --------  -------
     notwithstanding the foregoing of this Section 3.1(ii)(a), in all events the Company shall keep the registration statement effective as required by the Securities Act; (b) promptly furnish to Intermediate, in the case of a Demand Registration or a Shelf Registration prior to the filing thereof, a copy of any amendment, post-effective amendment or supplement to such registration statement or prospectus; and (c) not file any such amendment, post-effective amendment or supplement with respect to a Demand Registration or a Shelf Registration to which Intermediate shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules and regulations thereunder; and in connection therewith, Intermediate agrees to respond with any such objection as promptly as practical;

               (3) promptly prior to the filing of any document that is to be incorporated by reference into the registration statement or the prospectus (after initial filing of the registration statement), with respect to a Demand Registration, provide copies of such documents to counsel for Intermediate, make the Company's representatives available for discussion of such document and in good faith consider such changes in such document prior to the filing thereof as counsel for Intermediate may reasonably request;

               (4) immediately notify Intermediate and confirm such advice in writing (a) when or if the prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the registration statement or any post-effective amendment, when the same has become effective; (b) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information; (c) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (d) of the receipt by the Company of any notification with respect to the suspension of the qualification of Registrable Shares for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose; (e) of the existence of any fact that makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or that requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference to make the statements therein not misleading; and (f) of the occurrence or existence of any pending material corporate development that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of the registration statement; provided that, for not more than 20 consecutive trading days (or a total of not more than 60 trading days in any 12 month period), the Company may delay the disclosure of material nonpublic information concerning the Company (as well as prospectus or registration statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided further that the Company shall promptly (i) notify Intermediate in writing of the existence of (but in no event shall the Company disclose to Intermediate any of the facts or circumstances regarding) material nonpublic information giving rise to an Allowed Delay and (ii) advise Intermediate in writing to cease all sales under the registration statement until the end of the Allowed Delay. Intermediate agrees it shall cease all sales under the registration statement following receipt

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     of the notification set forth in (i) above until the end of the Allowed
     Delay. Upon expiration of the Allowed Delay, the Company shall again be bound by the provisions of Section 3.1(v) with respect to the information giving rise thereto with such actions contemplated by Section 3.1(v) being taken in connection therewith on or prior to the expiration of the Allowed Delay;

          (5) if any fact contemplated by clause (iv)(e) above shall exist, promptly (a) prepare and file a supplement or post-effective amendment to the registration statement or the related prospectus or any document incorporated therein by reference or (b) file any required document so that, as thereafter delivered to the purchasers of Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (6) if requested by the underwriter or underwriters or Intermediate in connection with an underwritten offering of Registrable Shares, immediately incorporate in a prospectus supplement or post-effective amendment such information as the underwriters and Intermediate agree should be included therein relating to the plan of distribution with respect to such Registrable Shares, including, without limitation, information with respect to the principal amount of Registrable Shares being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of such underwritten offering of Registrable Shares, and the Company shall make all required filings of the prospectus supplement or post-effective amendment promptly upon being notified of the matters to be incorporate in such prospectus supplement or post-effective amendment;

          (7) use its reasonable commercial efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

          (8) in connection with any underwritten offering, participate in a reasonable manner in any "roadshow" marketing efforts reasonably requested by the underwriters; and

                                       9
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          (9)   otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securities holders, as soon as reasonably practicable, an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and covers the period beginning with the first month of the first fiscal quarter after the effective date of the registration statement and ending between twelve months and eighteen months thereafter.

In determining the 360 day period for purposes of clauses (i) and (ii) of
Section 1.2 or clause (iii) of Section 1.5, any day for which a stop order is in effect or has been initiated as contemplated by clause (iv)(c) above or any day on which any fact contemplated by clause (iv)(c) above exists shall not be counted, and the period shall correspondingly be extended by the number of such uncounted days.

          3.2 Blue Sky Qualification. The Company shall use its reasonable commercial efforts to cause the Registrable Shares that are the subject of a Demand Registration, a Shelf Registration or a Piggy-back Registration to be qualified for sale under the securities or blue sky laws of such jurisdictions as Intermediate may reasonably request and shall cause such registration or qualification to remain in effect in such jurisdictions until such time as Intermediate shall have disposed of all of the Registrable Shares in accordance with the intended methods of disposition or, in the case of a Shelf Registration, as provided in Section 1.5. The Company shall do any and all other acts and things that may be necessary or advisable to enable Intermediate to consummate the disposition of Registrable Shares in such jurisdictions. Notwithstanding the foregoing, the Company shall not be required to effect any registration in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration unless the Company is already subject to service in such jurisdiction.

          3.3  Copies Provided.  The Company shall furnish to Intermediate
               ---------------
the number of copies of the applicable registration statement and of each amendment and supplement thereto (in each case, including all exhibits), the number of copies of the prospectus contained in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, such documents, if any, incorporated by reference in such registration statement or prospectus and any other documents that Intermediate may reasonably request to facilitate the disposition of the Registrable Shares.

          3.4  Requested Information.  The registration rights granted to
               ---------------------
Intermediate by this Agreement are subject to the condition that Intermediate shall provide the Company with information about the Registrable Shares to be sold including the plans for the proposed disposition thereof, and other information that is necessary, in the reasonable opinion of counsel for the Company, to enable the Company to include in a registration statement all material facts required to be disclosed with respect to the offering.

          3.5  Other General Obligations of the Company. With respect to
               ----------------------------------------
any registration statement pursuant to Section 1.1, 1.5 or 2.1 herein, the Company shall:

               (1) make such representations and warranties to the underwriters, if any, and agree to such indemnification and contribution agreements, in form, substance and scope as are customarily made by issuers to underwriters in comparable underwritten offerings;

               (2) furnish Intermediate with (a) an opinion (and updates thereof) of the Company's counsel to the effect that the registration statement complies as to form with the Securities Act and any other securities or blue sky laws that Intermediate requests pursuant to Section
     3.2 hereof and that such counsel has no knowledge or reason to know of any material misstatement or omission in the registration statement and (b) a "comfort" letter (and updates thereof) signed by the independent public accountants that have certified the Company's financial statements included or incorporated by reference in such registration statement covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities;

               (3) if requested, provide the indemnification in accordance with the provisions and procedures of Section 5 hereof to all parties to be indemnified pursuant to such Section;

               (4) deliver such documents and certificates as may be reasonably requested by Intermediate and the underwriters, if any to

                                       11
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     evidence compliance with Section 3.1(iv) hereof and with any customary conditions contained in any underwriting agreement or other agreement entered into by the Company; and

               (5) make available for inspection by Intermediate, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by Intermediate or underwriter, all financial and other records and other information, pertinent corporate documents and properties of the Company and its subsidiaries and affiliates, as shall be reasonably necessary to enable them to exercise their due diligence responsibility.

          3.6  Participation in Underwritten Registration.  Subject to the
               ------------------------------------------
provisions of Section 2, Intermediate may not participate in any underwritten registration under Section 2 of this Agreement unless Intermediate (i) agrees to sell its Registrable Shares on the basis provided in any underwriting arrangements entered into by the Company and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          3.7  Listing. The Company shall cause all Registrable Shares covered
               -------
by any registration statement to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are listed.

          3.8  Holdback.  In connection with any underwritten registered
               --------
offering pursuant to Section 1.1 or 2.1, the Company agrees to enter into an agreement with the underwriters of such offering not to effect any public sale or distribution of its equity securities during the period commencing seven days prior to and continuing until 90 days after the registration statement for such offering has become effective, except as part of such underwritten registered offering, which agreement shall be subject to waiver by the underwriters of such offering in their sole discretion; provided that the foregoing shall not apply to registrations on Form S-8, Form S-4 or any successor or other appropriate forms.

      4.  Registration Expenses.  The Company shall pay all expenses arising
          ---------------------
from or incident to the performance of, or compliance with, the Shelf Registration and any Piggyback Registration, including without limitation: (i) all registration, filing,

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listing and stock exchange fees; (ii) all fees and expenses incurred in complying with securities or blue sky laws; (iii) all printing, messenger and delivery expenses; (iv) all fees and disbursements of counsel and accountants for the Company, including the expenses of any "comfort" letters; (v) all expenses incurred in connection with making "roadshow" presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Shares; and (vi) all of the internal expenses incurred by the Company, including, without limitation, salaries and expenses of officers and employees performing legal and accounting duties, expenses of conducting the annual audit of the Company's financial statements by its independent accountants, costs in obtaining liability insurance on behalf of the Company, its officers and directors, and the reasonable fees and expenses of any special experts retained in connection with any registration statement pursuant to the terms of this Agreement, regardless of whether such registration statement is declared effective. Intermediate shall be responsible for all such expenses (other than those contemplated by clause (vi)) with respect to Demand Registrations. In all cases, Intermediate will be responsible for underwriters discounts, selling commissions and fees and disbursements of counsel for Intermediate with respect to the Registrable Shares being sold by it.

      5.  Indemnification and Contribution.
          --------------------------------

          5.1  Indemnification by the Company.  In connection with each Demand
               ------------------------------
Registration, Shelf Registration or Piggy-back Registration effected by the Company hereby, the Company will indemnify and hold harmless Intermediate, its officers and directors, each underwriter of the securities registered, and each person who controls, within the meaning of Section 15 of the Securities Act, Intermediate or any underwriter against any and all losses, claims, damages, liabilities or expenses to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any commenced or threatened litigation (collectively, the "Damages"), insofar as any such Damages arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (as amended or supplemented) or any preliminary prospectus or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. The Company shall not be bound by the indemnification provision of the preceding sentence with respect to Intermediate or any underwriter if such Damages arise solely out of or are based upon any untrue statement or alleged untrue statement, or any omission or alleged omission that was made in reliance upon and in

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conformity with information furnished in writing to the Company by Intermediate or such underwriter, as the case may be, for use in connection with the preparation of the registration statement, any preliminary prospectus, any prospectus contained in the registration statement, or any such amendment thereof or supplement thereto. In addition, the indemnification provided in this
Section 5.1 shall not inure to the benefit of any underwriter from whom the person asserting any such Damages purchased the securities that are the subject hereof (or to the benefit of any person controlling such underwriter), if the underwriter failed to send or give a copy of the final prospectus or any such amendment thereof or supplement thereto, whichever is most recent, to such person at or prior to the written confirmation of the sale of the securities to such person if there would have been no liability if the final prospectus had been delivered.

          5.2  Indemnification by Intermediate.  In connection with each Demand
               -------------------------------
Registration, Shelf Registration or Piggy-back Registration effected by the Company hereby, Intermediate agrees to indemnify and hold harmless the Company, each person, if any, who controls, within the meaning of Section 15 of the Securities Act, the Company, its directors and its officers against all Damages based upon or arising out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (as amended or supplemented) or any preliminary prospectus or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, only if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by Intermediate for use in connection with the registration statement or any post-effective amendment thereof or any preliminary prospectus or prospectus contained in such registration statement or any such amendment thereof or supplement thereto. Notwithstanding the foregoing, with respect to a Piggy-back Registration, the indemnification provided in this Section 5.2 shall not inure to the benefit of the Company, each person, if any, who controls, within the meaning of Section 15 of the Securities Act, the Company, its directors and its officers, if the person asserting any such Damages did not receive from the Company or the underwriter or underwriters of the offering as designated according to Section 2.2 herein a copy of the final prospectus or any such amendment thereof or supplement thereto, whichever is most recent, at or prior to the written confirmation of the sale of the securities by such underwriter or underwriters to such person.

          5.3  Notice of Claim Triggering an Indemnity; Waiver.  Promptly after
               -----------------------------------------------
the receipt of notice of the commencement of any action, proceeding, claim or investigation or other similar event against any party entitled to indemnity under

Section 5.1 or 5.2 (an "Indemnified Party") in respect of which indemnity may be sought from any other party (an "Indemnifying Party") on account of an indemnity agreement contained in Section 5.1 or 5.2 (an action triggering the liability under Section 5.1 or 5.2, an "Action"), the Indemnified Party will notify the Indemnifying Party in writing of the commencement thereof. The failure of any Indemnified Party to notify an Indemnifying Party of any Action shall not relieve the Indemnifying Party from any liability in respect of such Action, unless and to the extent the failure to provide prompt notice materially prejudices the Indemnifying Party in its ability to defend against or settle such Action. In addition, any failure to give such notice shall not relieve the Indemnifying Party from any other liability that it may have to the Indemnified Party. If any Action is brought against any Indemnified Party and the Indemnified Party notifies an Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein and to assume the defense of the Action (the "Assumed Action") with counsel satisfactory to the Indemnified Party, provided that the Indemnifying Party promptly notifies in writing the Indemnified Party of its election to assume the defense of the Action and acknowledges in writing that the claim in question is one for which the Indemnifying Party is obligated to indemnify the Indemnified Party. Upon receipt by the Indemnified Party of this written notice and acknowledgment, the Indemnifying Party will not be liable to the Indemnified Party for any legal or other expenses that the Indemnified Party subsequently incurs in connection with the Assumed Action, other than reasonable costs of investigation; however, if the Indemnified Party has a reasonable basis to believe and does in fact believe that its interests in such Assumed Action conflict with those of the Indemnifying Party, then the Indemnified Party may so notify the Indemnifying Party and the Indemnifying Party will remain liable to the Indemnified Party for all legal or other expenses that the Indemnified Party incurs in connection with the Assumed Action. The Indemnifying Party may not compromise or settle any Assumed Action without the prior written consent of the Indemnified Party, unless such settlement or compromise releases and forever holds harmless the Indemnified Party from all Damages and any culpability in connection with or arising out of the Assumed Action. The Indemnified Party may not compromise or settle any Action without the prior written consent of the Indemnifying Party, which may not unreasonably withhold its consent.

          5.4  Contribution.  To provide for contribution in circumstances in
               ------------
which the indemnification provided for in Section 5.1 or 5.2 is for any reason held to be unavailable from the Indemnifying Party, after deducting any contribution received by either the Company or Intermediate, including from persons who control, within the meaning of Section 15 of the Securities Act, either the Company or Intermediate, officers of the Company who signed the registration statement, and directors of either of them who may also be liable for contribution, the Company and Intermediate shall each contribute to the aggregate Damages of the nature contemplated by the indemnification provisions set forth in Sections 5.1 and 5.2 herein (including any investigation, legal, and other expenses incurred in connection with and any amount paid in settlement of any action, suit, proceeding or asserted claims) to which either the Company or Intermediate may be subject. The Company and Intermediate each shall contribute an amount that shall reflect the relative fault of the parties in connection with the statement or omission that resulted in such Damages. The relative fault of a party shall be determined by reference to whether any matter in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such party. The amount paid or payable by a party as a result of the Damages referred to above shall be deemed to include, subject to the limitations set forth in Section 5.3 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the considerations referred to in the immediately preceding paragraph. Notwithstanding the foregoing provisions of this Section 5.4, in accordance with
Section 11(f) of the Securities Act, no person guilty of fraudulent misrepresentation shall be entitled to obtain contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 5.4, each person, if any, who controls, within the meaning of Section 15 of the Securities Act, the Company or Intermediate, each officer of the Company who shall have signed the registration statement, and each director of the Company or Intermediate shall have the same rights to contribution as the Company or Intermediate, subject in each case to the provisions of the preceding sentence.

     6.  Filing Requirements; Cooperation.
         --------------------------------

         (1) The Company covenants that it will file any reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations adopted by the Commission thereunder and that it shall take such further action as Intermediate may reasonably request, to the extent required from time to time to enable Intermediate to sell Registrable Shares without registration under the Securities Act within the limita-tion of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended, from time to time, or (iii) any similar rule or regulation hereafter adopted by the Commission. Upon Intermediate's request, the Company shall deliver to Intermediate a written statement as to whether it has complied with such requirements.

          (2) The Buyer agrees to participate in a reasonable manner in marketing efforts in connection with any proposed hedging transaction of the Registrable Shares by Intermediate to the extent such proposed transaction is not otherwise contemplated in Section 1 or 2 hereof.

      7.  Miscellaneous.
          -------------

          7.1  No Inconsistent Agreements.  The Company shall not enter into
               --------------------------
any agreement with respect to its securities that is inconsistent with the rights granted to Intermediate in this Agreement.

          7.2  Specific Performance.  The parties hereto agree that if any
               --------------------
of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy, in addition to any other remedy at law or equity.

          7.3  Amendments and Waivers. Any waiver of any right or default
               ----------------------
hereunder will be effective only in the instance given and will not operate as or imply a waiver of any other or similar right or default on any subsequent occasion. No waiver, modification or amendment of this Agreement or of any provision hereof will be effective unless in writing and signed by the party against whom such waiver, modification or amendment is sought to be enforced.

          7.4  Notices. Any notice required or permitted by this Agreement must
               -------
be in writing and must be sent by facsimile, by nationally recognized commercial overnight courier, or mailed by United States registered or certified mail, addressed to the other party at the address below or to such other address for notice (or facsimile number, in the case of a notice by facsimile) as a party gives the other party written notice of in accordance with this Section 7.4. Any such notice will be effective as of the date of receipt:

          Mailed notices should be addressed as follows:

          (i)  If to Intermediate, to:

               c/o Cendant Corporation
               6 Sylvan Way
               Parsippany, NJ 07054
               Attention:  General Counsel
               Telecopier: (973) 496-5331

               with a copy to:

               Skadden, Arps, Slate, Meagher & Flom LLP
               919 Third Avenue
               New York, NY 10022
               Attention: Eric J. Friedman, Esq.
               Telecopier: (212) 735-2000

          (ii) If to the Company, to:

               Tickemaster Online-CitySearch Inc.
               790 E. Colorado Boulevard; Suite 200
               Pasadena, CA 91101
               Attention: General Counsel
               Telecopier: (626) 405-9929

               with a copy to:

               Wilson Sonsini Goodrich & Rosen
               Professional Corporation
               650 Page Mill Road
               Palo Alto, CA 94304
               Attention: John T. Sheridan, Esq.
               Telecopier: (650) 493-6811

          7.5  Successors and Assigns.  The registration rights granted to
               ----------------------
Intermediate under this Agreement shall be non-transferrable; provided that this Agreement may be assigned to any Affiliate of Intermediate to which the Registrable Shares shall have been transferred; provided, further, that this Agreement may be assigned to the purchaser of all or substantially all of the assets of Cendant Corp., Intermediate or any Affiliate of Intermediate to which the Registrable Shares shall have been transferred. The rights and obligations created by this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and to transferees of Registrable Shares as provided in the immediately preceding provisos.

          7.6  Counterparts. This Agreement may be signed in counterparts and
               ------------
all signed copies of this Agreement will together constitute one original of this Agreement.

          7.7  Headings. The descriptive headings herein are inserted for
               --------
convenience of reference only and shall in no way be construed to define, limit, describe, explain, modify, amplify, or add to the interpretation, construction or meaning of any provision of, or scope or intent of, this Agreement nor in any way affect this Agreement.

          7.8  Governing Law; Jurisdiction.  This Agreement shall be governed
               ---------------------------
by, enforced under and construed in accordance with the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the non-exclusive jurisdiction of the courts of the States of California and New York and of the United States of America in each case located in the County of New York or the County of Los Angeles for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in Section 7.4 (or to such other address for notice that such party has given the other party written notice of in accordance with Section 7.4) shall be effective service of process for any litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the States New York or California or of the United States of America in each case located in the County of New York or the County of Los Angeles and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum.

          7.9  Severability.  Any provision of this Agreement that is held by a
               ------------
court of competent jurisdiction to violate applicable law shall be limited or nullified only to the extent necessary to bring the Agreement within the requirements of such law.

         7.10  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement of the parties relating to the subject matter hereof and supersedes other prior agreements and understandings between the parties both oral and written regarding such subject matter.

         7.11  Interpretation. References herein to a specified number of
               --------------
Registrable Shares are subject to equitable adjustment for shares of Common Stock issued as a dividend or distribution on account of Registrable Shares and for any combination or subdivision of outstanding Registrable Shares into a less or greater number of securities (by reclassification, stock split or otherwise). In the event that shares of Common Stock deemed to be Registrable Shares are exchanged for any other securities issued by the Company, such other securities shall constitute Registrable Shares and the provisions of this Agreement shall be interpreted and construed in order to provide registration rights with respect to such other securities constituting Registrable Shares that are substantially identical to the registration rights granted hereunder with respect to the exchanged shares of Common Stock. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

          7.12  Termination.  This Agreement and all of the parties' respective
                -----------
obligations hereunder shall terminate upon the termination of the Exchange Agreement in accordance with the terms of Article VI thereof.


                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                 CENDANT CORPORATION


                                 By:__________________________________
                                     Name:
                                     Title:


                                 CENDANT INTERMEDIATE HOLDINGS, INC.



                                 By:__________________________________
                                     Name:
                                     Title:


                                 TICKETMASTER ONLINE CITYSEARCH, INC.



                                 By:__________________________________
                                     Name:
                                     Title: